Exhibit 10 (m)

November 10, 1995

Mr. Hue Thomas III
Vice President
Owens & Minor, Inc.
The Innsbrook Corporate Center
4800 Cox Road
Glen Allen, VA  23060

Dear Hue,

Attached are the amendments to the Enhanced Authorized Distribution Agency Agreement, dated as of November 16, 1993, which will be effective as on November 1, 1995. In addition the affected Schedules will be replaced and/or added effective November 1, 1995:

         1)       Schedule 1                Reflecting assigned health care
                                            organizations
         2)       Schedule 6                Base Cost + Plus Matrix
                           6A               Payment Terms Outline
                           6B               System Definition and Pricing
                           6BI              System Definition Blended Worksheet
                           6C               EOE/EDI Requirements
                           6D               Initial Implementation Process

         3)       Schedule 7                ADA Utilization Acknowledgement Form
                           7A               ADA Notification Form Changes to the
                                            Services Menu

         4)       Schedule 8                Payment Terms Options
         5)       Schedule 12A              Distribution and Pricing of
                                            Non-Traditional Products
                           12B              List of Non-Traditional
                                            Manufacturers and Products
         6)       Schedule 15               Service Menu
                           15A              Service Menu Definitions
         7)       Schedule 20               ADA Responsibilities
         8)       Schedule 22A              Service Requirements
                           22B              Service Requirements Notification

In the past, VHA has developed action plans with ADA's to address issues of non performance or breach of the ADA Agreement terms. VHA no longer intends to utilize such an action plan process and will simply provide notice of breach in accordance with Section 12 of the ADA Agreement.

Please sign the original of this letter to acknowledge your agreement and acceptance of these amendments and return the originals to my attention. If you have any questions or need additional information please do not hesitate in contacting me at your convenience.

Sincerely,



Larry Dooley
Senior Director, Distribution Services

cc:      Bill Elliott
         Richard Heard

AGREED and ACCEPTED as of this ______ day of November _______, 1995

Owens and Minor, Inc.

By: ___________________________________

Title: ________________________________

Date: _________________________________

                                NOVEMBER 1, 1995
                                 AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Replace Section 1 (7)             in its entirety as follows:

                           (7) "Cost" refers to the lowest of (a) (in the case of a Contract Product) the amount provided in the applicable Purchasing Agreement as the price to be billed to the Designated VHA Member and Affiliates without subtraction for cash discounts allowed by Vendors for prompt payment and prior to the addition of the Base Price Matrix, (b) ADA's [this confidential information has been omitted and filed separately with the Commission] in obtaining the products, including actual inbound freight charges not paid or credited by manufacturer and actually paid by ADA not reflected on invoices from manufacturers, distributors or others (such [this confidential information has been omitted and filed separately with the Commission] shall be reduced to reflect proportionately: [this confidential information has been omitted and filed separately with the Commission] and, except for (i) [this confidential information has been omitted and filed separately with the Commission] allowed and rebates paid or credited by vendors for prompt payment and
                           (ii) [this confidential information has been omitted and filed separately with the Commission] provided by ADA to Vendors, any and all value received by ADA or from which ADA derives any direct or indirect benefit related in any way to the product where ADA's cost affected), or (c) the net distributor cost of any product pursuant to any agreement between the Designated VHA Member or Affiliate and the Vendor of such products. In addition to the foregoing, after October 31, 1995, Cost for any product may be increased by the amount equal to the decrease in prompt payment or cash payment discount terms offered by a manufacturer and actually taken on a consistent basis by ADA.

         In Section (6) (A)          in the last sentence in Section (A) change
                                     [this confidential information has been
                                     omitted and filed separately with the
                                     Commission] to [this confidential
                                     information has been omitted and filed
                                     separately with the Commission]

Delete   Section (6) (A)       (1)   Initial Implementation: in its entirety and
                                     replace with the following:

                               (1)   Initial Implementation:
                                     See Schedule 6D for
                                     implementation process for new Designated
                                     VHA Members or Affiliates

         In Section (6) (A) (2)      Annual Price Matrix Slotting; replace
                                     ------ ----- ------ --------

                                     "On or before April 1 of each year after 1994 during the term of this Agreement"

                                                     with

                                     "On or before July 1 of each year after
                                     1995 during the term of this Agreement"

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Delete Section (6) (A)         (3)   Quarterly Performance Bonus: in its
                                     entirety with the following:

                               (3)   Semiannual Performance Bonus:

                               Commencing with June 30, 1996, and for each six month period thereafter, each Designated VHA Member or Affiliate whose performance qualifies for a lower cost + plus in the Price Matrix than its current Annual Slotting will receive a Semiannual Performance Bonus from the ADA within thirty (30) days after final sales figures are available from the prior semiannual period in the form of either a check or a credit to the account, at the Designated VHA Member or Affiliate's election. The amount of Semiannual Performance Bonus shall be calculated by taking the difference between the cost + plus percentage of the Designated VHA Member or Affiliate's current Annual Slotting and the cost + plus percentage applicable to the Designated VHA Member or Affiliate's actual performance for the semiannual period multiplied by the total amount of purchases through ADA for that quarter. Semiannual Performance Bonus will not be available for Hospitals who are on a fixed-fee-for-service basis. In these cases, the Pricing Matrix will be used for the purpose of determination of the VHA fee only.

Replace Section 6 (A)      (4) "Failure to Maintain Slotting: in its entirety
                               with the following:

                               (4)   Failure to Maintain Slotting"

                               Any Designated VHA Member or Affiliate which fails to maintain actual semiannual performance at least equal to its current Annual Slotting for any semiannual period shall have its Price Matrix location adjusted immediately to reflect actual performance for the most recently completed semiannual period.

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Replace Section 6 (E) Fill Rate, in its entirety with the following:

                     (E) Fill Rate, ADA shall maintain for each Designated VHA Member or Affiliate an unadjusted fill rate of 96% for all "A" items. "A" items are defined as those items that are stock items and are ordered by the Designated VHA Member or Affiliate not less than two times per month in accordance with the usage guidelines provided in Schedule 22A. ADA will provide to VHA Member or Affiliate by 2/1 of each year commencing with 2/1/96 and each year after the VHA Members or Affiliate's "A" items list and the ADA and VHA Member or Affiliate will mutually agree to the "A" list by 3/15 of same year. ADA shall maintain for such Designated VHA Member or Affiliate an unadjusted fill rate of 92% on all "Formulary Items." "Formulary Items" are defined as mutually agreed upon stock items ordered by Designated VHA Members or Affiliates at least once per month (other than "A" Items" and in accordance with usage guidelines provided in Schedule 22A. needs to be provided to the VHA Member or Affiliate by the ADA by 2/1/96 and each year after and agreed to by the ADA and VHA Member of Affiliate by 3/15 of same year.

                               Unadjusted fill rate shall be calculated by total number of lines ordered fully delivered, divided by total number of lines ordered.

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Replace Section 6 (J) Delivery of Non-Traditional Products, in its entirety with the following:

                     (J)       Delivery of Non-Traditional Products, See
                               Schedule 12, 12A and 12B for additional terms of including Non-Traditional Products. "The inclusion of Non-Traditional Products if agreed to be distributed by the ADA to a Designated VHA Member or Affiliate the volume is mandatory and the price is determined as follows:

                                     -     VHA Members or Affiliate's base cost
                                           + plus +

                                     -     Mandatory Non-Traditional Service Fee
                                           of [this confidential information has
                                           been omitted and filed separately
                                           with the Commission]

                                                             +
                                     -     Service Matrix Fees (if applicable)

                                                             =
                                     -     Effected Cost + Plus
                                                             +

                                     -     Actual inbound freight if not paid by
                                           manufacturer

                               The Non-Traditional Product List is in Schedule 12B, Each ADA must provide a list of Non-Traditional Manufacturer's and their products. Each month a separate line item report due on the 10th with all other reports, ADA shall provide to VHA and VHA Member or Affiliate with the following detail:

                                           -        Manufacturer Name
                                           -        Product Name and Description
                                           -        Price Charged to VHA Member
                                                    or Affiliate
                                           -        How price was derived to VHA
                                                    Member or Affiliate

                               See Schedule 12, 12A and 12B for Delivery of
                               Non-Traditional Products

                                NOVEMBER 1, 1995
                                  AMENDMENT TO
               ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT
                         DATED AS OF NOVEMBER 16, 1993

Add a new Section 6 (M) as follows:

                           (M) ADA Service Responsibilities as set forth in Schedule 22, lists the responsibilities of the ADA and the requirements of the Designated VHA Member of Affiliate, with Penalties and rewards for the ADA upon failure to perform or for exceeding service responsibilities expectation.

Replace Section (7) (B) Patient Charge-Item Labelling, in its entirety with the following:

                           (B) Patient Charge Labelling ADA shall charge [this
                               confidential information has been omitted and filed separately with the Commission] per label regardless who supplies the label.

         In Section 7 (E) Emergency Deliveries, at the end of the paragraph add the following:

                                     "ADA may charge [this confidential
                                     information has been omitted and filed
                                     separately with the Commission] for
                                     providing product for emergency deliveries"

         In Section 7 (F) Barcoding, at the end of the paragraph add the following:

                                     "ADA may charge [this confidential
                                     information has been omitted and filed
                                     separately with the Commission] it occurs in providing Barcoding labels"

         In Section 11 (R) Favored Customer Pricing, at the end of the paragraph add the following:

                                     "Upon written request by VHA, each ADA
                                     shall provide written verification that the terms and conditions of the ADA Agreement, and in particular the cost + plus and service matrix pricing, provides value to VHA Members of Affiliates no less than the lowest price and greatest value offered by ADA to any other customer other than the government. As competitive situations arise during the term of this Agreement, it will be necessary for VHA and ADA to mutually agree on meeting specific competitive situations that are strategically important to VHA and ADA, in particular with regards to Designated VHA Members or Affiliates request for proposal (RFP), VHA and ADA mutually agree to notify each other within five (5) business days upon receipt of RFP from Designated VHA Member or Affiliate and ADA agrees that any response to the RFP shall be in the context of and pursuant to the terms of this Agreement.

                                   SCHEDULE 1

                     DESIGNATED VHA MEMBERS AND AFFILIATES

                [List of Members and Affiliates assigned to ADA]

                                   SCHEDULE 6

                                COST-PLUS MATRIX
                        (Medical/Surgical Distribution)

                         Monthly $ Volume of Purchases

Utilization       0-           150,001-    400,001-           750,001-
                  150,000      400,000     750,000            And >


31-               [*]            [*]          [*]               [*]
84%

85-

100%              [*]            [*]          [*]               [*]



         All Health Care Organizations participating at or below 30% utilization will be charged cost + [this confidential information has been omitted and filed separately with the Commission] notwithstanding performance for monthly volume.

* [This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6A
                             Payment Terms Outline

                                 Payment Terms

                     15-Day Prepay:                [*] Credit
                     Net 0 Days:                   [*] Credit
                     Standard Terms:               [*] purchases due [*]
                                                   [*] purchases due [*]
                     Net 30 Days:                  Add [*]
                     Net 45 Days:                  Add [*]
                     Net 60 Days:                  Add [*]
                     Over 60 Days:                 Add additional [*] for each
                                                   15 days beyond [*] days

         No Designated VHA Member or Affiliate can be put on credit hold by their ADA without the ADA notifying in writing the Designated VHA Member or Affiliate and VHA fifteen (15) days prior to credit hold. VHA and ADA will work collectively to remedy the issue with the Designated VHA Member or Affiliate prior to loss of credit privileges. If credit privileges are rescinded to the Designated VHA Member or Affiliate, the Designated Member or Affiliate may be entitled to a C.O.D. relationship with their ADA.

         Days Sales Outstanding ("DSO") is reviewed quarterly and all adjustments to the base cost+plus will be made prospectively on a quarterly basis. DSO is based on the previous quarter's actual quarterly DSO average. No Designated VHA Member or Affiliate will be assessed to a higher DSO charge if the disputed portion of an invoice is not paid due to invoice discrepancies. All invoice discrepancies noted by the Designated VHA Member or Affiliate must be brought to the attention of the ADA by the Designated VHA Member or Affiliate within three (3) business days of receipt of invoice.

         A service charge is due at a monthly rate of the lesser of 1.5% (18% annual) or the maximum legally allowable rate by state/local law on all invoices not paid within the agreed upon payment terms.

* [This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6B
                           System Definition Pricing

         The following system definitions and pricing scenarios are for acute-care systems. Systems cannot add their other health-care provider sites' utilization and volume into the pricing equation. Designated VHA Members or Affiliates that are not part of a system as defined below will otherwise be slotted pursuant to the Agreement.

         (1) If a VHA Shareholder/Partner controls (owns, manages or leases) the related VHA institutions in its system and the system has a minimum utilization of [this confidential information has been omitted and filed separately with the Commission] , and if the system offers centralized ordering and billing, the system may combine its utilization and dollar volume as long as it meets the minimum stated above and may be slotted according to its actual combined utilization and volume.

                  The system will be entitled to [this confidential information has been omitted and filed separately with the Commission] deliveries per week to each institution up to a maximum of [this confidential information has been omitted and filed separately with the Commission] per week per system. All other deliveries will be charged as per the service menu. All other service fees will be charged according to the system's actual combined utilization and volume slot. Delivery sites of the system that are further than one hundred (100) miles from the ADA branch will pay a [this confidential information has been omitted and filed separately with the Commission] per-mile, one-way surcharge on all deliveries.

         (2) If a VHA Shareholder/Partner controls (owns, manages or leases) the related VHA institutions in its system and the system has a combined minimum utilization of [this confidential information has been omitted and filed separately with the Commission], and if the system does not offer centralized ordering and billing, then the system may be slotted by its combined utilization and dollar volume; however, the system will add a [this confidential information has been omitted and filed separately with the Commission] charge to its combined base matrix slot if it does not have centralized ordering and [this confidential information has been omitted and filed separately with the Commission] if it does not have centralized billing, for all institutions in the system.

                  The system will be entitled to [this confidential information has been omitted and filed separately with the Commission] deliveries per week to each institution up to a maximum of [this confidential information has been omitted and filed separately with the Commission] per week per system. All other deliveries will be charged according to the service menu. All other service fees will be charged according to the system's combined actual slotted position. Delivery sites of the system that are further than one hundred (100) miles from the ADA branch will pay a [this confidential information has been omitted and filed separately with the Commission] per-mile, one-way surcharge on all deliveries.

         (3) If a VHA Shareholder/Partner does not control (own, manage or lease) the related VHA institutions, then the system cannot combine its utilization and dollar volume to be slotted. However, it may blend its utilization and volume to be slotted.

                  Blended slotting occurs by each VHA health-care organization ("HCO") in the system being slotted by its own utilization and dollar volume. Then the base matrix mark up for each VHA HCO is averaged together on a weighted basis to give the system its actual slot. If the system does not offer centralized ordering, it must add [this confidential information has been omitted and filed separately with the Commission] to its base cost+plus slot; and if it does not have centralized billing, then the system will add a [this confidential information has been omitted and filed separately with the Commission] onto its base cost+plus slot.

                  The system will receive [this confidential information has been omitted and filed separately with the Commission] deliveries per week to each organization up to a maximum of [this confidential information has been omitted and filed separately with the Commission] per week per system. All other deliveries will be charged according to the service menu. All other service charges will be based on the individual organization's pre-blended base matrix mark up. All Delivery sites that are further than one hundred (100) miles from the ADA branch will pay a [this confidential information has been omitted and filed separately with the Commission] per-mile, one-way surcharge on all deliveries.

         (4) For free-standing VHA HCOs or systems that need to develop a different type of relationship with their ADA partners, the VHA HCO, ADA and VHA will work together to develop the relationship outside of the existing matrix concept. This process will be in lieu of the "Distribution Supply Chain Containment Program" that was on the base matrix. Examples of this are Fee-For-Service Programs and Activity-Based Costing Programs. No ADA can enter into an off-matrix program without prior approval from VHA.

                                  SCHEDULE 6B1
                   Med/Surg ADA System Blending Fee Worksheet

System Name:      ______________________________________________________________

================================================================================
   (1)          (2)     (3)     (4)   (5)     (6)         (7)           (8)
                                                                     MONTHLY
                      MONTHLY                            BASE      DISTRIBUTION
FACILITY NAME  CITY   VOLUME    DSO   EOE  UTILIZATION  COST PLUS    CHARGE [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

Centralized Ordering?  If no, add [*].  Centralized Billing?  If no, add [*]

Divide total for Column (7) ________________________ by total for Column (3)
____________________________.

The result is the blended cost+plus __________________ plus added charges for entralized ordering and billing __________________.
The result is the System monthly blended cost+plus of ___________________.

Affiliates which are located further than 100 miles from the ADA branch will incur a [*] per-mile surcharge on all deliveries.
Monthly volume, DSO, EOE and utilization will be reviewed quarterly.

* [This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6C
                              EOE/EDI Requirements

EOE: All Designated VHA Members or Affiliates must be at [this confidential information has been omitted and filed separately with the Commission] electronic order entry ("EOE") for all their orders. EOE is calculated as number of lines ordered by EOE, divided by number of lines ordered. If the Designated VHA Member or Affiliate is not at [this confidential information has been omitted and filed separately with the Commission], the following charges will be added to the Designated VHA Member or Affiliate's base cost+plus:

                     -     EOE [*]               [*] add-on to base cost+plus
                     -     EOE [*]               [*] add-on to base cost+plus

                  EOE is reviewed quarterly and is determined by the previous quarterly average.

EDI: Effective July 1, 1996, all Designated VHA Members and Affiliates will be required to use the following EDI transaction sets:

                     -     Electronic Invoices                (810)
                     -     Electronic Fund Transfer           (820 and 823)
                     -     Electronic Price Catalog           (832)

                  For each of the above three EDI transaction sets that the Designated VHA Member or Affiliate does not perform, a [this confidential information has been omitted and filed separately with the Commission] charge will be added to the base cost+plus for each of the EDI transaction sets up to a total of [this confidential information has been omitted and filed separately with the Commission]. This will be measured on a quarterly basis and calculated based on the previous quarterly averages for the three transaction sets. A 95% quarterly average must be maintained on all three transaction sets.

* [This confidential information has been omitted and filed separately with the Commission].

                                  SCHEDULE 6D
                         Revised Initial Implementation

         Each Designated VHA Member or Affiliate will go through a revised initial implementation process, outlined as follows:

         1) Each ADA will report the following information to VHA for each Designated VHA Member or Affiliate:

                  a) hospital name/LIC #
                  b) complete address
                  c) utilization based on Distributor Profile Form on file with
                     VHA (1995)
                  d) volume
                  e) current slot from original base cost+plus matrix
                  f) current EOE (Electronic Order Entry)
                  g) current DSO (Days Sales Outstanding) exclusive of invoices that are in discrepancy
                  h) number of deliveries and current charge if over two per week
                  i) complete list of other distribution services and the
                     current charges for those services
                  j) current total cost+plus price inclusive of base, EOE, DSO and additional services
                  k) new base cost+plus matrix price as determined by revised base cost+plus matrix in Schedule 6
                  l) total new cost+plus inclusive of all add-on fees

         2) VHA, upon receipt of Designated VHA Member or Affiliate information, will verify information for accuracy and make any necessary changes per the revised Enhanced ADA Agreement.

         3) VHA, upon completion of each Designated VHA Member or Affiliate's information, will send out a re-launch package that will provide each Designated VHA Member or Affiliate with all the details on how the Designated VHA Member or Affiliate's distribution service costs were determined.

         4) VHA will, upon revision of Designated VHA Member or Affiliate's distribution cost structure, notify the Designated VHA Member or Affiliate's ADA, who will immediately load the revised Designated VHA Member or Affiliate's distribution cost structure into the ADA's systems and prepare revised price books that will be inclusive of all changes that the revised Enhanced ADA Agreement contains.

         5) Revised distribution cost structure for each Designated VHA Member and Affiliate will go into effect on December 1, 1995.

         6) Any new Designated VHA Member or Affiliate that joins VHA or the medical-surgical ADA program after the completion of the roll out of the revised Enhanced ADA Agreement will follow the steps as outlined here:

                  a) If the Designated VHA Member or Affiliate is currently
                     using its declared ADA partner, the Designated VHA Member or Affiliate will follow steps 1-5 as outlined in the revised initial implementation process.

                  b) If the Designated VHA Member or Affiliate is not currently using its declared ADA partner, then it must follow these steps:

                     (1) declare an ADA partner from the ADAs that serve the Designated VHA Member or Affiliate's marketplace
                     (2) complete a Distributor Profile Form and return it to VHA
                     (3)   complete a Utilization Acknowledgment Form
                     (4) follow steps 2-5 of the revised initial implementation process

                  c) Any requests for variation to the steps outlined in the revised initial implementation need to be reviewed and approved by VHA.

                                   SCHEDULE 7
                  Med/Surg ADA Utilization Acknowledgment Form

Hospital:

LIC #
City:                               ST
Declared ADA:
Branch/DC:

HCO PURCHASING INFORMATION

Annualized Total Distribution:
Annualized 3rd Quarter through ADA:
Monthly Volume:
HCO Base Cost Plus:                         Utilization Percentage:
3rd QTR DSO:                        Days    3rd QTR DSO Charge:
3rd QTR EOE:                                3rd QTR EOE Charge:

HCO SERVICE MENU INFORMATION

Service                                                Menu Fee          Charge
Customized Invoices:
Customized Packing Slip:
Combined Packing Slip and Invoice:
Custom Pallet Architecture-Basic:
Custom Pallet Architecture-Expanded:
Extra Weekly Deliveries (each):
Bulk Picked by Department, Delivered to Dock:
LUM Picked by Department, Delivered to Dock*:
LUM Picked by Department, Delivered to Dept*:
LUM Picked by Department, Put Away*:
      Total Service Menu Fees:

TOTAL HCO COST PLUS FEE: *cumulative services, applied to affected sale

                                  SCHEDULE 7A
               ADA Notification Form: Changes to the Service Menu



HCO COST PLUS FEE INFORMATION                    Current Slotting Information           New Slotting Information
                                                  ACTUAL        COST PLUS FEE           ACTUAL     COST PLUS FEE
Cost Plus                  Customized             YES or NO          [*]                YES or NO        [*]
Service Menu               Invoices
Options:

                           Customized             YES or NO          [*]                YES or NO        [*]
                           Packing Slips

                           Combined               YES or NO          [*]                YES or NO        [*]
                           Packing/Invoice

                           Custom Pallet          YES or NO          [*]                YES or NO        [*]
                           Architecture-
                           Basic

                           Custom Pallet          YES or NO          [*]                YES or NO        [*]
                           Architecture-
                           Expanded

                           Extra Weekly           YES or NO                             YES or NO
                           Deliveries (.25%)

                           Bulk pick/dept.,       YES or NO          [*]                YES or NO        [*]
                           dlvr/dock

*cumulative                LUM pick/dept.,        YES or NO          [*]                YES or NO        [*]
(applies to                dlvr/dock*
affected sales)
                           LUM pick/dept.,        YES or NO          [*]                YES or NO        [*]
                           dlvr/dock*

                           LUM pick/dept.,        YES or NO          [*]                YES or NO        [*]
                           put away*

TOTAL SERVICE MENU                                                    %                                   %

COST PLUS FEES


                  ADDITIONAL SERVICES BILLED SEPARATELY BY ADA

Affix Patient Charge Labels @ [*] per label
Bar Coded Shelf Labels @ [*]
Emergency Delivery @ [*]
Line Charge of [*] per line, if average order is less than [*] per line

Note:  All of the above charges are in addition to the base pricing matrix charges.
_____________________________________            ______________________________
Health Care Organization                              VHA - System Services

_____________________________________            _______________________________
ADA                                                VHA - Distribution Services

* [This confidential information has been omitted and filed separately with the Commission.]

                                   SCHEDULE 8
                             Payment Terms Options

         ADA shall invoice each Designated VHA Member and Affiliate once each month, unless more frequent invoices are requested by Designated VHA Member or Affiliate. Each Designated VHA Member or Affiliate shall select from the following payment options (all deductions or additions are made to the annual slotting locations on the price matrix for that Designated VHA Member or Affiliate):

                  _______ 15-day prepay:          [*] credit
                  _______ Net 0 days:             [*] credit
                  _______ Standard terms:         [*] purchases due [*]
                                                  [*] purchases due [*]
                  _______ Net 30 days:            Add [*]
                  _______ Net 45 days:            Add [*]
                  _______ Net 60 days:            Add [*]
                  _______ Over 60 days:           Add additional [*] for each
                                                  15 days beyond [*] days

         All invoice terms run from the date of invoice. Credit for prepay shall be no more than the percent of the amount on deposit with ADA, not the percent of the total monthly/quarterly purchases.

         Taxes, where applicable, will be added to the invoice price of products.

         No Designated VHA Member or Affiliate can be put on credit hold by their ADA without the ADA notifying the Designated VHA Member or Affiliate and VHA in writing fifteen (15) days prior to credit hold. VHA and the ADA will work collectively to remedy the issue with the Designated VHA Member or Affiliate prior to loss of credit privileges. If credit privileges are rescinded to the Designated VHA Member or Affiliate, then the Designated VHA Member or Affiliate is entitled to continue to purchase their products and services from the ADA on a C.O.D. basis.

         DSO is reviewed quarterly, and all adjustments to the base cost+plus will be made only on a quarterly basis. The DSO will be determined by the previous quarter's average DSO, excluding any disputed portions of invoices noted by the Designated VHA Member or Affiliate as in discrepancy. No Designated VHA Member or Affiliate will be charged a higher cost+plus for DSO due to invoices that are in discrepancy. All invoice discrepancies need to be reported to the ADA by the Designated VHA Member or Affiliate within three (3) business days of receipt of the invoice.

         A service charge may be added by the ADA to the Designated VHA Member or Affiliate's monthly outstanding balance of the lesser of 1.5% (18% annually) or the maximum legally allowable rate by local law, on all invoices not paid within the agreed-upon payment terms.

*[This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 12A
                    Distribution of Non-traditional Products

         When ADAs are requested to distribute Non-traditional Products for the Designated VHA Member or Affiliate, the process for distributing these Products is as follows:

         1) The Designated VHA Member or Affiliate requests the ADA to distribute a Non-traditional Product.

         2) The ADA and Non-traditional Product manufacturer agree to put the Non-traditional Product through distribution.

         3) If the ADA agrees to distribute the Non-traditional Product, the process for pricing the Non- traditional Product will be as follows:

                  a)       Non-traditional Product volume is added to Price
                           Matrix.

                  b) Non-traditional Product assumes the Designated VHA Member or Affiliate's base cost+plus.

                  c) A Non-traditional Product service charge of [this confidential information has been omitted and filed separately with the Commission] is added to the base cost+plus.

                  d)       All applicable service fees are added.

                  e) Actual inbound freight is added, if not prepaid by manufacturer.

         4) The ADA must provide a list of Non-traditional Product manufacturers and their products, product descriptions and prices charged to each Designated VHA Member or Affiliate and how the prices were determined.

         5) Each month, the ADA must provide VHA with a line-item-detail report on all Non-traditional Products sold and prices charged to each Designated VHA Member or Affiliate.

         6) A list of Non-traditional Product manufacturers and Products is in Schedule 12B.

         7) VHA determines that Non-traditional Products are those products of which sixty percent (60) of the products are sold on a direct basis from the manufacturer to the Designated VHA Member or Affiliate.

                                  SCHEDULE 12B
               Non-Traditional Product Manufacturers and Products

       [This list will be sent to each VHA organization at a later date.]

                                  SCHEDULE 15
                                  Service Menu

================================================================================
    SERVICE                                            CHARGE
--------------------------------------------------------------------------------
Customized Invoices                                [*]
--------------------------------------------------------------------------------
Customized Packing Slip                            [*]
--------------------------------------------------------------------------------
Combined Packing Slip and Invoice                  [*]
--------------------------------------------------------------------------------
Custom Pallet Architecture, Basic                  [*]
--------------------------------------------------------------------------------
Custom Pallet Architecture, Expanded               [*]
--------------------------------------------------------------------------------
Extra Weekly Deliveries                            [*] per extra delivery
--------------------------------------------------------------------------------
Bulk Picked by Department, Delivered to Dock       [*]
--------------------------------------------------------------------------------
LUM Picked by Department, Delivered to Dock*       [*]
--------------------------------------------------------------------------------
LUM Picked by Department, Delivered to Dept*       [*]
--------------------------------------------------------------------------------
LUM Picked by Department, Put Away*                [*]
--------------------------------------------------------------------------------
Affix Patient Charge Labels                        [*] per label
--------------------------------------------------------------------------------
Bar Coded Shelf Labels                             [*]
--------------------------------------------------------------------------------
Emergency Delivery                                 [*]
--------------------------------------------------------------------------------
Line Charge                                        [*] per line, if average line
                                                       order is less than [*]
                                                       per line
================================================================================

  NOTE: Service charges can be included in the HCO's base cost+plus or billed as a separate line item or invoice.

*[This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 15A
                           Custom Pallet Architecture

         Custom pallet architecture is separated into two types of services: basic and expanded. The defined activities included under these two services are:

         Custom Pallet Architecture - Basic
                  - items separated on pallet by department or purchase order
                  -        items arranged in purchase order input sequence

         Custom Pallet Architecture - Expanded
                  -        items palletized in reverse storeroom location
                  -        separate pallet for each department
                  -        separate pallet for non-stock items
                  -        separate pallet for stock items
                  - pallet clearly marked with description and internal routing information

         The following services are provided free of charge and are not included in custom pallet architecture:

                  -        box/case labels facing out on pallet
                  -        shrink-wrapped pallets
                  - pallets arranged to meet HCO weight and/or dimension requirements

                                  SCHEDULE 20

                      Products on Which No VHA Fee is Due

1.       All VHA PLUS(R) products

2.       Abbott I.V. solutions and sets, if distributed by the ADA

                                  SCHEDULE 22A

                    ADA Service Levels and Responsibilities


====================================================================================================================================
SERVICE             ADA PERFORMANCE              VHA HCO PERFORMANCE         ADA PENALTY FOR FAILURE          ADA REWARD FOR
RESPONSIBILITY      REQUIREMENTS                   REQUIREMENTS               TO MEET PERFORMANCE               EXCEEDING
                                                                                   REQUIREMENTS                  PERFORMANCE
                                                                                                                REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
1) FILL     1)  "A" LIST 96% FILL            1)  "A" LIST 96% FILL            1)  "A" LIST 96% FILL       1)  "A" LIST FILL 96% FILL
   RATES        --- ---- --- ----                --- ---- --- ----                --- ---- --- ----           --- ---- ---- --- ----

                a) ADA needs to provide "A"      a) Needs to be approved by       a) 1 point 94.0 - 95.5%    a) 1 point 96.1 - 97.5%
                   List by 2/1 of each year.        Designated VHA Member or
                                                    Affiliate by 3/15 of each     b) 2 points 92.0 - 93.5%   b) 2 points >98.0%
                b) ADA needs to provide             year.
                   Designated VHA Member or                                       c) 3 points < 91.5%
                   Affiliate with fill report    b) All usage for new products
                   by 15th of each month.           or changes to current         d) ADA will reimburse
                                                    products must be provided        Designated VHA Member or
                c) ADA is responsible for           to ADA 30 days in advance.       Affiliate for every product
                   keeping the List current.                                         from "A" List that the
                                                 c) All usage provided must be       Designated VHA Member or
                d) "A" Items are those that         within 10%+/- of actual          Affiliate needs to purchase
                   Designated VHA Member or         usage.                           from alternative sources, to
                   Affiliate and ADA mutually                                        include product price and
                   agree upon; "A" items are     d) If "A" List is not provided      distribution service costs if
                   defined as those items that      to ADA by 3/15, Designated       different than purchased
                   are stock items and are          VHA Member or Affiliate          from ADA.
                   ordered by the Designated        needs to notify VHA.
                   VHA Member or Affiliate
                   not less than two times per   e) All product numbers must be
                   month.                           provided to ADA at time of
                                                    order.

                e) Measured lines ordered vs.
                   lines filled (unadjusted).    f) All orders need to include
                                                    correct product numbers.
                f) Measured on a monthly
                   average.                      g) All orders must be placed
                                                    prior to normal order cutoff
                                                    time as communicated by
                                                    local ADA branch to the
                                                    Designated VHA Member or
                                                    Affiliate.



====================================================================================================================================
SERVICE             ADA PERFORMANCE              VHA HCO PERFORMANCE         ADA PENALTY FOR FAILURE          ADA REWARD FOR
RESPONSIBILITY      REQUIREMENTS                   REQUIREMENTS               TO MEET PERFORMANCE               EXCEEDING
                                                                                   REQUIREMENTS                  PERFORMANCE
                                                                                                                REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
2)  FORMULARY    2)  FORMULARY ITEM FILL         2)  FORMULARY ITEM FILL       2)  FORMULARY ITEM FILL    2)  FORMULARY ITEM FILL
    ---------        --------- ---- ----             --------- ---- ----           --------- ---- ----        --------- ---- ----
    ITEM FILL
    ____ ____       a) 92% Fill on Formulary        a) Needs to be approved by    a) 1 point 90 - 91.5%      a) 1 point 92.5 - 94.0%
                       Items                           Designated VHA Member or
                    b) Fill will be measured           Affiliate by 3/15 of each  b) 2 points 88 - 89.5%     b) 2 points >94.0%
                       monthly based on lines          year.
                       ordered vs. lines fill                                     c) 3 points <87.5%
                       (unadjusted)                 b) All usage for new products,
                                                       additional products or
                    c) ADA responsible for             changes to existing products
                       keeping the Formulary Items     must be submitted 30 days
                       current.                        in advance with usage
                                                       10%+/-.

                    d) Formulary Items are defined
                       as mutually agreed upon      c) Designated VHA Member or
                       stock items that the            Affiliate must notify VHA
                       Designated VHA Member or        by 3/15 if list has not been
                       Affiliate orders at least       received or accepted.
                       once per month (other than
                       "A" Items).                  d) All product numbers must be
                                                       provided to ADA at the time
                                                       of order.

                                                    e) All orders need to include
                                                       correct product numbers.

                                                    f) All orders need to be placed
                                                       prior to normal ADA branch
                                                       cutoff time as provided to
                                                       Designated VHA Member
                                                       or Affiliate by ADA branch.




====================================================================================================================================
SERVICE                 ADA PERFORMANCE              VHA HCO PERFORMANCE            ADA PENALTY FOR FAILURE       ADA REWARD FOR
RESPONSIBILITY           REQUIREMENTS                   REQUIREMENTS                  TO MEET PERFORMANCE            EXCEEDING
                                                                                        REQUIREMENTS               PERFORMANCE
                                                                                                                  REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
3)  INVOICE ACCURACY  3)  INVOICE ACCURACY           3)  INVOICE ACCURACY             3)  INVOICE ACCURACY    3)  INVOICE ACCURACY
    ACCURACY              ------- --------               ------- --------                 ------- --------        ------- --------

                         a) 98% of all invoices (100%   a) Designated VHA Member or     a) 1 point 96 - 97.5%    a) 1 point 98.5 -
                            after 810 and 832 go into      Affiliate needs to provide                               99.0%
                            effect).                       to ADA with correct          b) 2 points 94.5 - 96.0%
                                                           information 30 days in                                b) 2 points 99.1 -
                         b) Measured on a monthly          advance on all non-contract  c) 3 points <94.0%          100%
                            average of line items          product pricing.
                            ordered versus line items
                            invoiced correctly.         b) All product numbers must be
                                                           provided to ADA at time of
                                                           order.

                                                        c) All orders need to include
                                                           the correct product numbers.

                                                        d) All orders need to be placed
                                                           prior to normal ADA branch
                                                           cutoff time. Normal ADA
                                                           branch cutoff time needs to
                                                           be provided to Designated
                                                           VHA Member or Affiliate
                                                           by ADA branch.



====================================================================================================================================
SERVICE                 ADA PERFORMANCE              VHA HCO PERFORMANCE            ADA PENALTY FOR FAILURE       ADA REWARD FOR
RESPONSIBILITY           REQUIREMENTS                   REQUIREMENTS                  TO MEET PERFORMANCE            EXCEEDING
                                                                                        REQUIREMENTS               PERFORMANCE
                                                                                                                  REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
4)  PICKING      4)  PICKING ERRORS               4)  PICKING ERRORS               4)  PICKING ERRORS          4)  PICKING ERRORS
    ERRORS           ------- ------                   ------- ------                   ------- ------              ------- ------

                    a) 98% of all orders received.   a) Designated VHA Member or      a) 1 point 96 - 97.5%       a) 1 point 98.1 -
                                                         Affiliate needs to provide                                  99.0%
                    b) Measured monthly based on        product numbers at time of    b) 2 points 94.5 - 95.5%
                       line items ordered versus        order.                                                    b) 2 points 99.1 -
                       line items picked correctly.                                   c) 3 points <94.4%             100%
                                                     b) All orders need to provide
                                                        correct product numbers.

                                                     c) Designated VHA Member or
                                                        Affiliate needs to report
                                                        to ADA by end of same
                                                        business day order errors,
                                                        and ADA cannot take orders
                                                        into system prior to product
                                                        numbers being received.

                                                     d) All orders must be placed
                                                        prior to normal ADA branch
                                                        cutoff time. ADA branch
                                                        needs to provide to
                                                        Designated VHA Member or
                                                        Affiliate the order cutoff
                                                        time.

====================================================================================================================================



The ponit system works as follows:

    1) Each point is worth [this confidential information has been omitted and filed separately with the Commission]; points are not rolled from month to month.

    2) Measurement is as follows:

       a)    "A" Fill Rate is measured on monthly average.
       b)    "Formulary Fill Rate" is measured on monthly average.
       c) Invoice Accuracy is measured as a monthly average of line items ordered versus line items invoiced correctly.
       d) Picking Errors are measured as a monthly average of line items ordered versus line items picked correctly.

    3) Each Category is measured on its own merit.

    4) Invoice Accuracy and Picking Errors measurements begin on 12/1/95.

    5) "A" and Formulary Item Fill Rate measurement will begin based on time line established in Schedule 22A.

                                  SCHEDULE 22B
                          ADA Service Responsibilities
                              Penalty Notification

HEALTH CARE ORGANIZATION           _____________________________________________

CITY, STATE                        _____________________________________________

ADA PARTNER                        _____________________________________________

ADA BRANCH/DC                      _____________________________________________

This serves as official 30-day notification that the HCO intends to monitor the ADA under Schedule 22 of the VHA ADA agreement for service responsibilities. Specifically, the HCO is concerned with the following service responsibility criteria (check all that apply):

                      __________                "A" Item Fill Rate

                      __________                Formulary Fill Rate

                      __________                Invoice Accuracy

                      __________                Picking Errors

The ADA partner will be accountable to the HCO for the service penalties outlined in Schedule 22A beginning the first month after the 30-day notification.

--------------------------------                        ------------------
Health Care Organization                                Date

--------------------------------
Effective Date